                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1999

             GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1995-A
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Minnesota                  33-53527               41-1815020
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(State or other jurisdiction       (Commission           (IRS employer
      of incorporation)            file numbers)       identification no.)

 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (612) 293-3400

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on October 15, 1999, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.     Description
                  -----------     -----------

                      99.1        Monthly Report delivered to
                                  Certificateholders on
                                  October 15, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 1999

                                       SECURITIZED NET INTEREST MARGIN
                                       TRUST 1995-A

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust

                                       By: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                                INDEX TO EXHIBITS

Exhibit
Number                                                                    Page
------                                                                    ----

 99.1       Monthly Report delivered to Certificateholders                 5
            on October 15, 1999.